Supplement dated August 23, 2024
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2024,
Issued by National Integrity Life Insurance Company
through its Separate Account I

Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

This supplement revises the prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes reductions to the expenses of certain of the Funds available as Investment Options in your variable annuity contract. Please retain this supplement for future reference.

The following replaces the “Fees and Expenses” Table under “Important Information You Should Consider About the Pinnacle Variable Annuity Contract” in “Part 1 – Key Information, Overview, Fee Table, and Principal Risks” of your prospectus:

Fees and Expenses		Location in Prospectus
Charges for Early Withdrawals
For the withdrawal charge, Pinnacle contracts fall into two groups:
Contracts purchased before December 31, 1996: if you withdraw money within six years following your last contribution, you may be assessed a withdrawal charge of up to 7% of the value of the contribution withdrawn.
Contracts purchased after December 31, 1996: if you withdraw money within seven years following your last contribution, you may be assessed a withdrawal charge of up to 7% of the value of the contribution withdrawn.
For example, if you purchased a Pinnacle contract (whether before or after December 31, 1996) and withdrew a $100,000 initial contribution during the first year after that contribution, you could be assessed a charge of up to $7000 on the contribution withdrawn.
Deductions and Charges
Transaction Charges	In addition to withdrawal charges, you may also be charged for other transactions. Specifically, you have 12 free transfers during a Contract Year, and we charge $20 for each additional transfer during that Contract Year.	Deductions and Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee Table
NI-79-17119-2408

Annual Fee	Minimum	Maximum
1. Base contract (varies by Contract Class)	1.35%[1]	1.55%[1]
2. Investment options (Fund fees and expenses)	0.09%[2]	2.375%[2]
3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.60%[3]	1.15%[3]
(1)    The Base Contract expense consists of the mortality and expense risk charge, which is determined on an annualized basis as a percentage of the value in the Variable Account Options, plus the effect of the $30 annual administrative charge. The minimum charge reflects the 1.35% separate account charge for Pinnacle/Pinnacle III plus the effect of the $30 annual administrative charge. The maximum charge reflects the 1.55% separate account charge for Pinnacle V plus the effect of the $30 annual administrative charge. Assuming an Account Value of $100,000, the $30 administrative charge is waived.
(2)    As a percentage of Fund assets. The expenses listed were provided in the most recent prospectus for the Funds and will vary from year to year. The minimum reflects the 0.09% for Pinnacle/Pinnacle III/Pinnacle IV. The minimum for Pinnacle V is 0.27%.
(3)    The minimum fee corresponds to the Guaranteed Return Plus optional rider and is a percentage of the amount allocated to the Guaranteed Return Plus Investment Options. The maximum charge corresponds to the Guaranteed Lifetime Income Advantage benefit (spousal rider) under Pinnacle V (February 28, 2008 to December 31, 2011), and is a percentage of the Payment Base.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:
$1,349.12	$3,956.69
Assumes:	Assumes:
•Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract Classes and Fund fees and expenses
• No optional benefits
• No sales charges
• No additional Purchase Payments, transfers, or withdrawals

•Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract Classes, optional benefits and Fund fees and expenses
• No sales charges
• No additional Purchase Payments, transfers, or withdrawals

Appendix A: Funds Available Under the Contract, is revised to reflect the changes indicated below to the current expenses of certain of the Funds. Apart from the changes to current expenses set forth below, there are no other changes to Appendix A. The revised current expenses for each such Fund are as follows:
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Fund	Current Expenses[1] Expensesexpenses[1] a Fees
Fidelity VIP Disciplined Small Cap Portfolio, Service Class 2	0.57%
Fidelity VIP Extended Market Index Portfolio, Service Class 2	0.37%
Fidelity VIP Index Portfolio, Initial Class[2]	0.09%
Fidelity VIP Index 500 Portfolio, Service Class 2	0.34%
Fidelity VIP International Index Portfolio, Service Class 2	0.41%
Fidelity VIP Total Market Index Portfolio, Service Class 2	0.36%

(1)Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.
(2)Closed to new investments on April 28, 2007.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-1778.

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